EXHIBIT 4
                                    ---------

                           SPECIMEN STOCK CERTIFICATE

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA


CUSIP NO.

NUMBER                                                                   SHARES

                              BLACK GARDENIA CORP.

                             TOTAL AUTHORIZED ISSUE
                   100,000,000 SHARES PAR VALUE: $0.00001 EACH
                                  COMMON STOCK

                                                                 See Reverse for
                                                             Certain Definitions

THIS  CERTIFIES  THAT_______________________________________  is  the  owner  of
_____________________________________________________fully        paid       and
non-aassessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized. Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

(SEAL)

/s/ Harry Miller /s/                                    /s/ Harry Miller /s/
------------------------                                -----------------------
Harry Miller, Secretary                                 Harry Miller, President



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


                            BACK OF SHARE CERTIFICATE
                            -------------------------

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulation:


TEN COM  - as tenants in common            UNIF GIF MIN ACT_____Custodian_______
                                                          (Cust)        (Minor)
                                           under Uniform Gift for Minors
                                           Act  __________________
                                                    (State)
TEN ENT  - as tenants by the entireties
JT TEN   - as joint tenants with right of
           survivorship and not as tenants
           in common

     Additional Abbreviations may also be used though not in the above list

For value received _____________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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(PLEASE  PRINT  OR  TYPEWRITE  NAME AND  ADDRESS  INCLUDING  POSTAL  ZIP CODE OR
                                   ASSIGNEE)

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Shares  represented  by  the  within  Certificate,  and  do  hereby  irrevocably constitute and appoint

____________________________________________________________________Attorney to
transfer the said Shares on the books of the within named Corporation and full power of substitution in the premises.

Dated___________________________            __________
         In presence of

                                            ____________________________________
________________________________


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



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